Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the fund’s statement of additional information, online at funds.mfs.com.  You can also get this information at no cost by calling 1-800-225-2606 or by sending an e-mail request to orderliterature@mfs.com.  The fund’s prospectus and statement of additional information, both dated May 31, 2010, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Investment Objective
The fund’s investment objective is to seek total return with an emphasis on high current income, but also considering capital appreciation. The fund's objective may be changed without shareholder approval.

CLASS	TICKER SYMBOL
Class A	MHOAX
Class B	MHOBX
Class C	MHOCX
Class I	MHOIX
Class W	MHOWX
Class R1	MHORX
Class R2	MHOSX
Class R3	MHOTX
Class R4	MHOUX

Summary of Key Information

Fees and Expenses
This table describes the fees and expenses that you may pay when you buy, redeem, and hold shares of the fund. They have been adjusted to reflect certain current fee arrangements.

You may qualify for sales charge reductions if you and certain members of your family invest, or agree to invest in the future, at least $50,000 in MFS Funds. More information about these and other waivers and reductions is available from your financial intermediary and in “Sales Charges and Waivers or Reductions” on page 8 of the fund’s prospectus and “Waivers of Sales Charges” on page 14 of the fund’s statement of additional information Part I.

Shareholder Fees (fees paid directly from your investment):

Share Class	A	B	C	I AND W	ALL R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	N/A	N/A	N/A	N/A
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	1.00% #	4.00%	1.00%	N/A	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Share Class	A	B	C	I	W	R1	R2	R3	R4
Management Fee	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	N/A	0.10%	1.00%	0.50%	0.25%	N/A
Other Expenses	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Total Annual Fund Operating Expenses	1.15%	1.90%	1.90%	0.90%	1.00%	1.90%	1.40%	1.15%	0.90%
Fee Reductions and/or Expense Reimbursements 1	(0.10)%	(0.10)%	(0.10)%	(0.10)%	(0.10)%	(0.10)%	(0.10)%	(0.10)%	(0.10)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	1.05%	1.80%	1.80%	0.80%	0.90%	1.80%	1.30%	1.05%	0.80%

#	On shares purchased on or after September 1, 2008, without an initial sales charge and redeemed within 24 months of purchase.
1
MFS has agreed in writing to bear the fund's expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses such that "Total Annual Fund Operating Expenses" do not exceed 1.05% of the fund's average daily net assets annually for each of Class A and Class R3 shares, 1.80% of the fund's average daily net assets annually for each of Class B, Class C, and Class R1 shares, 1.30% of the fund's average daily net assets annually for Class R2 shares, 0.80% of the fund's average daily net assets annually for each of Class I and Class R4 shares and 0.90% of the fund's average daily net assets annually for Class W shares.  This written agreement will continue until modified by a vote of the fund's Board of Trustees, but such agreement will continue until at least May 31, 2011.

MFS High Yield Opportunities Fund

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated); your investment has a 5% return each year; and the fund’s operating expenses remain the same.

Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$577	$814	$1,069	$1,798
Class B Shares assuming
redemption at end of period	$583	$887	$1,217	$2,019
no redemption	$183	$587	$1,017	$2,019
Class C Shares assuming
redemption at end of period	$283	$587	$1,017	$2,214
no redemption	$183	$587	$1,017	$2,214
Class I Shares	$ 82	$277	$ 489	$1,099
Class W Shares	$ 92	$308	$ 543	$1,216
Class R1 Shares	$183	$587	$1,017	$2,214
Class R2 Shares	$132	$433	$ 756	$1,671
Class R3 Shares	$107	$355	$ 623	$1,389
Class R4 Shares	$ 82	$277	$ 489	$1,099

Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example,” affect the fund’s performance.  During the most recent fiscal year, the fund’s portfolio turnover rate was 61% of the average value of its portfolio.

Principal Investment Strategies
MFS normally invests at least 80% of the fund’s net assets in high income debt instruments.

MFS may invest the fund’s assets in other types of debt instruments and equity securities.

Debt instruments include corporate bonds, foreign government securities, and other obligations to repay money borrowed.

MFS may invest up to 100% of the fund’s assets in lower quality debt instruments.

MFS may invest the fund’s assets in foreign securities, including emerging market securities.

MFS may use derivatives for any investment purpose. Derivatives include futures, forward contracts, options, structured securities, inverse floating rate instruments, swaps, caps, floors, and collars.

MFS may enter into short sales.

MFS uses a bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual issuers and/or instruments. Factors considered for debt instruments may include the instrument’s credit quality, collateral characteristics and indenture provisions and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative models that systematically evaluate the structure of a debt instrument and its features may also be considered. Factors considered for equity securities may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate these and other factors may also be considered.

MFS High Yield Opportunities Fund

Principal Risks
As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the fund are:

Interest Rate Risk:  The price of a debt instrument falls when interest rates rise and rises when interest rates fall. Instruments with longer maturities, or that do not pay current interest, are more sensitive to interest rate changes.

Credit Risk: The price of a debt instrument depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions.

Lower quality debt instruments (commonly referred to as “high yield securities” or “junk bonds”) can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Lower quality debt instruments are regarded as having predominantly speculative characteristics. Lower quality debt instruments tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments.

Foreign and Emerging Markets Risk: Exposure to foreign markets, especially emerging markets, through issuers or currencies can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Emerging markets can have less developed markets and less developed legal, regulatory, and accounting systems, and greater political, social, and economic instability than developed markets.

Currency Risk: The value of foreign currencies relative to the U.S. dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions, and a decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.

Stock Market/Company Risk:  Stock markets are volatile and can decline significantly in response to issuer, market, economic, political, regulatory, geopolitical, and other conditions. The price of an equity security can decrease significantly in response to these conditions, and these conditions can affect a single issuer or type of security, issuers within a broad market sector, industry or geographic region, or the market in general.

Derivatives Risk:  Derivatives can be used to take both long and short positions (i.e., the value of a derivative can be positively or negatively related to the value of the underlying indicator(s) on which the derivative is based). Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicator(s). Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can involve leverage.

Short Sale Risk:  A security sold short is closed out at a loss if the price of the security sold short increases between the time of the short sale and closing out the short position. It may not be possible to close out a short position at any particular time or at an acceptable price. Short sales can involve leverage.

Leveraging Risk:  Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses.

Investment Selection Risk:  The MFS analysis of an investment can be incorrect and can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

Counterparty and Third Party Risk:  Transactions involving a counterparty or third party other than the issuer of the instrument are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Liquidity Risk:  It may not be possible to sell certain investments, types of investments, and/or segments of the market at any particular time or at an acceptable price.

MFS High Yield Opportunities Fund

Performance Information
The bar chart and performance table below are intended to provide some indication of the risks of investing in the fund by showing changes in the fund’s performance over time and how the fund’s performance over time compares with that of a broad measure of market performance.

The fund’s past performance (before and after taxes) does not indicate how the fund will perform in the future. Updated performance is available online at mfs.com or by calling 1-800-225-2606.

Bar Chart.  The bar chart does not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund’s shares. If these sales charges were included, they would reduce the returns shown.

The total return for the three-month period ended March 31, 2010 was 4.94%. During the period(s) shown in the bar chart, the highest quarterly return was 21.88% (for the calendar quarter ended June 30, 2009) and the lowest quarterly return was (24.00)% (for the calendar quarter ended December 31, 2008).

Performance Table.

Average Annual Total Returns

(for the Periods Ended December 31, 2009)

Share Class	1 YEAR	5 YEARS	10 YEARS
Returns Before Taxes
B Shares	47.80%	3.02%	5.37%
C Shares	50.74%	3.30%	5.23%
I Shares	53.26%	4.33%	6.21%
W Shares	52.95%	4.22%	6.25%
R1 Shares	51.80%	3.29%	5.30%
R2 Shares	52.52%	3.80%	5.83%
R3 Shares	52.72%	4.06%	6.09%
R4 Shares	53.10%	4.31%	6.35%
A Shares	45.45%	2.96%	5.41%
Returns After Taxes on Distributions
A Shares	40.06%	(0.23)%	1.75%
Returns After Taxes on Distributions and Sale of Fund Shares
A Shares	28.85%	0.62%	2.32%
Index Comparison (Reflects no deduction for fees, expenses or taxes)
Barclays Capital U.S. High-Yield Corporate Bond Index	58.21%	6.46%	6.71%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and will likely differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund’s classes of shares, and after-tax returns for the fund’s other classes of shares will vary from the returns shown.

Investment Adviser
MFS serves as the investment adviser for the fund.

MFS High Yield Opportunities Fund

Portfolio Manager(s)

Portfolio Manager	Since	Title
David Cole	2006	Investment Officer of MFS
John Addeo	2000	Investment Officer of MFS
Matthew W. Ryan	2005	Investment Officer of MFS

Purchase and Sale of Fund Shares
You may purchase and redeem shares of the fund each day the New York Stock Exchange is open for trading. You may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or by overnight mail (MFS Service Center, Inc. (MFSC), c/o Boston Financial Data Services, 30 Dan Road, Canton, MA  02021-2809), by mail ([Fund Name], P.O. Box 55824, Boston, MA 02205-5824), by telephone (1-800-225-2606), or via the Internet at mfs.com (MFS Access).

The fund’s initial and subsequent investment minimums generally are as follows:

Class	Initial Minimum	Subsequent Minimum
Class A, Class B, Class C	None – automatic investment plans and certain asset-based fee programs $25 – employer-sponsored retirement plans $250 – Traditional and Roth IRAs $1,000 – other accounts	$50 – by check and non-systematic written exchange request, and via MFSC telephone representatives None – other purchases
Class I, Class W, Class R1, Class R2, Class R3, Class R4	None	None

Taxes
If your shares are held in a taxable account, the fund’s distributions are taxable to you, and will be taxed as ordinary income and/or capital gains.

Payments to Financial Intermediaries
If you purchase shares of the fund through a financial intermediary, the fund, MFS, and MFS’ affiliates may pay the financial intermediary for the sale of shares of a fund and/or the servicing of shareholder accounts. These payments may create a conflict of interest by influencing your financial intermediary to recommend the fund over another investment. Ask your financial intermediary or visit your financial intermediary’s Web site for more information.